UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 12, 2015 (May 12, 2015)

EMULEX CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-31353	51-0300558
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1320 Ridder Park Drive, San Jose, California

(Address of principal executive offices)

95131

(Zip Code)

(408) 433-8000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

As previously disclosed, on February 25, 2015, Emulex Corporation, a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), with Avago Technologies Wireless (U.S.A.) Manufacturing Inc., a Delaware corporation (“Parent”), and Emerald Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (the “Purchaser”). Pursuant to the Merger Agreement, on April 7, 2015, Purchaser commenced an offer to purchase all of the outstanding shares of common stock, par value $0.10 per share (the “Shares”) of the Company at a price of $8.00 per Share (the “Offer Price”), in cash, without interest, subject to any withholding of taxes required by applicable law (the “Offer”).

The Offer expired as scheduled at 12:00 midnight, New York City time, on May 5, 2015 (one minute after 11:59 P.M., New York City time, on May 4, 2015) (the “Expiration Date”) and was not extended. Following consummation of the Offer, the remaining conditions to the merger of Purchaser with and into the Company (the “Merger”) set forth in the Merger Agreement were satisfied, and on May 5, 2015 (the “Closing Date”), Parent completed its acquisition of the Company by consummating the Merger, without a meeting of stockholders of the Company in accordance with Section 251(h) of the General Corporation Law of the State of Delaware, with the Company continuing as the surviving corporation. At the effective time of the Merger (the “Effective Time”), each Share then outstanding was converted into the right to receive cash in an amount equal to the Offer Price, without interest, subject to any withholding of taxes required by applicable law. As a result of the Merger, the Company became a wholly owned subsidiary of Parent.

The foregoing description of the Merger Agreement and related transactions does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K, filed with the U.S. Securities and Exchange Commission (the “SEC”) on February 26, 2015 and is incorporated herein by reference.

Item 8.01. Other Events.

The consummation of the Merger constitutes a Merger Event (as defined in that certain Indenture, dated as of November 18, 2013 (the “Indenture”), between the Company and U.S. Bank National Association, as trustee (the “Trustee”)) and the consummation of the Offer and the Merger constitutes a Fundamental Change and a Make-Whole Fundamental Change (each, as defined in the Indenture) under the Indenture. Accordingly, the effective date of the Merger Event and the Effective Date (as defined in the Indenture) of the Fundamental Change and the Make-Whole Fundamental Change is May 5, 2015. The Indenture provides that, as a result of the Fundamental Change, each Holder (as defined in the Indenture) of the Notes shall have the right to either require the Company to purchase its Notes or, alternatively, to surrender its Notes for conversion. In addition, as a result of the Make-Whole Fundamental Change, Holders who convert their Notes during the Make-Whole Fundamental Change Period (as defined below) shall be entitled to convert their Notes at an increased Conversion Rate.

Pursuant to the Indenture, on July 1, 2015 (the “Fundamental Change Purchase Date”), each Holder has the right, at the Holder’s option, to require the Company to purchase for cash all of such Holder’s Notes, or any portion thereof that is a multiple of $1,000 principal amount, on the Fundamental Change Purchase Date, in accordance with the terms, procedures and conditions outlined in the Indenture and the Notes. The Company will purchase such Notes at a price of approximately $1,002.24 per $1,000 principal amount of the Notes, which is equal to the sum of 100% of the principal amount of such Notes and the accrued and unpaid interest thereon, to, but excluding, the Fundamental Change Purchase Date. Based on the amount of Notes outstanding as of May 4, 2015, the total amount of funds required by the Company to purchase all of the Notes on the Fundamental Change Purchase Date is approximately $175,392,000, assuming that all of the Notes are validly tendered for purchase and accepted for payment. The Company will use its cash on hand for the purchase of the Notes. In order to exercise the right to require the Company to purchase a Holder’s Notes, the Holder must validly tender such Notes on or prior to 5:00 p.m., New York City time, on June 30, 2015, the business day immediately preceding the Fundamental Change Purchase Date. The terms of the Company’s offer to purchase the Notes pursuant to the Indenture as a result of the Fundamental Change are set forth in the Offer to Purchase, dated May 12, 2015, a copy of which is filed as Exhibit 99.1 hereto and incorporated herein by reference.

As an alternative to requiring the Company to purchase a Holder’s Notes, at the Holder’s election, the Holder may surrender Notes for conversion at any time from and after April 9, 2015 until June 30, 2015, the business day immediately preceding the Fundamental Change Purchase Date, in accordance with the Indenture. The Conversion Rate applicable to Notes that are surrendered for conversion during the period following May 5, 2015, the Effective Date (as defined in the Indenture) of the Make-Whole Fundamental Change, and ending at 5:00 p.m., New York City time, on June 30, 2015, the business day immediately preceding the Fundamental Change Purchase Date, will be increased by 29.8639 Shares of Common Stock per $1,000 principal amount of Notes to yield a Conversion Rate of 126.9961 Shares of Common Stock per $1,000 principal amount of Notes, pursuant to Section 4.06 of the Indenture. Pursuant to that certain Supplemental Indenture No. 1, dated as of May 5, 2015 (the “Supplemental Indenture”), between the Company and the Trustee, Holders who surrender their Notes for conversion from and after the Effective Time of the Merger will receive solely cash in an amount equal to the Conversion Rate in effect on the Conversion Date, multiplied by $8.00, the Offer Price, less any applicable withholding taxes, per $1,000 principal amount of Notes surrendered, and will not receive any Shares.

In accordance with the Indenture, the Company delivered a notice to the Trustee and to the Holders (the “Notice”) setting forth the foregoing and containing additional information in relation thereto. A copy of the Notice is filed as Exhibit 99.2 hereto and is incorporated herein by reference. A copy of the Indenture was filed by the Company as Exhibit 4.1 to the Company’s Current Report on Form 8-K dated November 21, 2013 and is incorporated herein by reference. A copy of the Supplemental Indenture was filed by the Company as Exhibit 4.2 to the Company’s Current Report on Form 8-K dated May 5, 2015 and is incorporated herein by reference.

Forward-Looking Statements

Certain statements either contained in or incorporated by reference into this communication, other than purely historical information, including estimates, projections and statements relating to the Company’s, Parent’s or Avago Technologies Limited’s (“Avago”) respective business plans, objectives and expected operating results, and the assumptions upon which those statements are based, are “forward-looking statements.” These forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “believes,” “plans,” “anticipates,” “projects,” “estimates,” “expects,” “intends,” “strategy,” “future,” “opportunity,” “may,” “will,” “should,” “could,” “potential,” or similar expressions. The forward-looking statements contained in this document are based on current expectations and assumptions that are subject to risks and uncertainties which may cause actual results to differ materially from the forward-looking statements. Factors which could cause actual results to differ from those projected or contemplated in any such forward-looking statements include, but are not limited to, the following factors: risks that the transaction disrupts the current plans and operations of the Company, Parent or Avago; the ability of the Company to retain and hire key personnel; competitive responses to the transaction; unexpected costs, charges or expenses resulting from the transaction; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the transaction; Avago’s ability to achieve the growth prospects and synergies expected from the transaction, as well as delays, challenges and expenses associated with integrating the Company with its existing businesses; and legislative, regulatory and economic developments. The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the risks detailed in the Company’s public filings with the SEC from time to time, including the Company’s most recent Annual Report on Form 10-K for the year ended June 29, 2014 (as amended), the Company’s subsequent Quarterly Report on Form 10-Q for the three months ended March 29, 2015, Avago’s most recent Annual Report on Form 10-K for the year ended November 2, 2014 and Avago’s subsequent Quarterly Report on Form 10-Q for the three months ended February 1, 2015. The reader is cautioned not to unduly rely on these forward-looking statements. The Company expressly disclaims any intent or obligation to update or revise publicly these forward-looking statements except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

4.1	Indenture, dated November 18, 2013, between Emulex Corporation and U.S. Bank National Association (incorporated by reference to the Company’s Current Report on Form 8-K dated November 21, 2013)

4.2	Supplemental Indenture No. 1, dated May 5, 2015, between Emulex Corporation and U.S. Bank National Association (incorporated by reference to the Company’s Current Report on Form 8-K dated May 5, 2015)

99.1	Offer to Purchase*

99.2	Notice of Merger Event and Supplemental Indenture; Fundamental Change Company Notice; and Notice of Make-Whole Fundamental Change, dated May 12, 2015*

99.3	Press release, dated May 12, 2015*

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMULEX CORPORATION

By:	/s/ Anthony E. Maslowski
Name:	Anthony E. Maslowski
Title:	Treasurer and Secretary

Date: May 12, 2015

EXHIBIT INDEX

Exhibit Number	Description

4.1	Indenture, dated November 18, 2013, between Emulex Corporation and U.S. Bank National Association (incorporated by reference to the Company’s Current Report on Form 8-K dated November 21, 2013)

4.2	Supplemental Indenture No. 1, dated May 5, 2015, between Emulex Corporation and U.S. Bank National Association (incorporated by reference to the Company’s Current Report on Form 8-K dated May 5, 2015)

99.1	Offer to Purchase*

99.2	Notice of Merger Event and Supplemental Indenture; Fundamental Change Company Notice; and Notice of Make-Whole Fundamental Change, dated May 12, 2015*

99.3	Press release, dated May 12, 2015*

*	Filed herewith.